EMPOWER ANNUITY INSURANCE COMPANY

EAIC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity IV

Supplement to Prospectus Dated May 1, 2026

Supplement dated October 13, 2026

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-855-756-4738.

We are issuing this supplement to update fee, expense, and fee footnote information associated with the PGIM 60/40 Allocation Fund, effective September 29, 2026.

PROSPECTUS CHANGES

1.Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”
(a) In the “Are There Ongoing Fees and Expenses?” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

Annual Fee	Minimum	Maximum
Base Contract [1]
Plan Type A	1.00%	3.25%
Plan Type B	1.15%	3.00%
Investment Options (Portfolio Fees and Expenses)	0.50%	0.84%
Optional Benefits For An Additional Charge [2]	None	None
1The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
2The Optional Benefit is the Optional Spousal Benefit.

(b) In the “Are There Ongoing Fees and Expenses?” section of the “FEES AND EXPENSES” table, we are replacing the Lowest Annual Cost and Highest Annual Cost tables for Plan Type A and Plan Type B with the following:

PLAN TYPE A

Lowest Annual Cost	Highest Annual Cost
$1,371	$3,347
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

2026-PROSUPP-4-ERSA IV

PLAN TYPE B

Lowest Annual Cost	Highest Annual Cost
$1,499	$3,175
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

2.Under “FEE TABLE”
We are replacing the table entitled “Annual Portfolio Company Expenses” with the following:

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.50%	0.84%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

3.Under “Section 5: What Are The Expenses Associated With The Empower Retirement Security Annuity IV?”

We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.84% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.50% annually. For additional information about these fund fees, please consult the prospectus for each fund.

4.Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”

We are replacing footnote 1, associated with the PGIM 60/40 Allocation Fund – Class R6, with the following:

1. The manager has contractually agreed, through November 30, 2027, to limit Current Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived and/or reimbursed by the manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recouped under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. This waiver may not be terminated prior to November 30, 2027 without the prior approval of the fund’s Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-4-ERSA IV